EXHIBIT 10.4


                               SECURITY AGREEMENT


     This SECURITY AGREEMENT (this "Agreement") is made this 17th day of March, 2006, among Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and ABLECO FINANCE LLC, a Delaware limited liability company, in its capacity as collateral agent for the below-defined Lender Group (together with its successors and assigns, "Collateral Agent").



                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Financing Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the "Financing Agreement") among PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation ("Parent"), PRG-SCHULTZ USA, INC., a Georgia corporation (the "Borrower"), each Subsidiary of Parent listed as a "Guarantor" on the signatures pages thereto (such Subsidiaries, together with the Parent, each individually a "Guarantor", and individually and collectively, jointly and severally, the "Guarantors"), the lenders that are from time to time parties thereto (each a "Lender" and, collectively, the "Lenders"), Collateral Agent, and The CIT Group/Business Credit, Inc., a New York corporation, as administrative agent for the Lender Group, the Lender Group is willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof, and

     WHEREAS, Collateral Agent has agreed to act as collateral agent for the benefit of the Lender Group in connection with the transactions contemplated by this Agreement, and

     WHEREAS, in order to induce the Lender Group to enter into the Financing Agreement and the other Loan Documents and to induce the Lender Group to make financial accommodations to Borrower as provided for in the Financing Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, (a) all of the present and future obligations of each of the Grantors arising from this Agreement, the Financing Agreement, or any of the other Loan Documents, including under any Guaranty, and (b) all Obligations of Borrower (clauses (a) and (b) being hereinafter referred to as the "Secured Obligations"), and

     NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Financing Agreement. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Financing Agreement; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

     (a) "Account" means an account (as that term is defined in the Code).


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     (b)  "Account  Debtor"  means any Person who is  obligated  on an  Account,
Chattel Paper, or a General Intangible.

     (c) "Agreement" has the meaning specified therefor in the preamble hereto.

     (d) "Books" means books and records (including each Grantor's Records indicating, summarizing, or evidencing such Grantor's assets (including the Collateral) or liabilities, each Grantor's Records relating to such Grantor's business operations or financial condition, and each Grantor's goods or General Intangibles related to such information).

     (e) "Borrower" has the meaning specified therefor in the recitals to this Agreement.

     (f) "Capital Stock" has the meaning specified therefor in the Financing Agreement

     (g) "Cash Equivalents" has the meaning specified therefor in the Financing Agreement.

     (h) "Chattel Paper" means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

     (i) "Code" means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Collateral Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

     (j) "Collateral" has the meaning specified therefor in Section 2.

     (k) "Collateral Agent" has the meaning specified therefor in the preamble to this Agreement.

     (l) "Commercial Tort Claims" means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on
Schedule 1 attached hereto and made a part hereof.

     (m) "Copyrights" means copyrights and copyright registrations, including the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 6.01(w) of the Financing Agreement and made a part hereof, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor's business symbolized by the foregoing and connected therewith, and (v) all of each Grantor's rights corresponding thereto throughout the world.

     (n) "Copyright Security Agreement" means each Copyright Security Agreement among Grantors, or any of them, and Collateral Agent, for the benefit of the Lender Group, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Collateral Agent, for the benefit of the Lender Group, a security interest in all their respective Copyrights.

     (o) "Deposit Account" means any deposit account (as that term is defined in the Code).

     (p) "Equipment" means equipment (as that term is defined in the Code).



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     (q) "Event of Default" has the meaning specified  therefor in Article IX of the Financing Agreement.

     (r) "Financing Agreement" has the meaning specified therefor in the recitals to this Agreement.

     (s) "Fixtures" means fixtures (as that term is defined in the Code).

     (t) "General Intangibles" means general intangibles (as that term is defined in the Code) and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

     (u) "Grantor" and "Grantors" have the respective meanings specified therefor in the preamble to this Agreement.

     (v) "Guarantor" and "Guarantors" have the respective meanings specified therefor in the recitals to this Agreement.

     (w)  "Guaranty"  has  the  meaning  specified  therefor  in  the  Financing
Agreement.

     (x) "Insolvency Proceeding" has the meaning specified therefor in the Financing Agreement.

     (y) "Intellectual Property" means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

     (z) "Intellectual Property Licenses" means rights under or interest in any Patent, Trademark, Copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 6.01(w) of the Financing Agreement (but excluding any off-the-shelf software license agreement) and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Lender Group's rights under the Loan Documents, subject in each case, to the terms of such license agreement, and including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

     (aa) "Inventory" means inventory (as that term is defined in the Code).

     (bb) "Investment Related Property" means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code: all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

     (cc) "Lender" and "Lenders" have the respective meanings specified therefor in the recitals to this Agreement.



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     (dd) "Lender Group" means Collateral Agent,  Administrative  Agent, and the
Lenders.

     (ee) "Loan Document" has the meaning specified therefor in the Financing Agreement.

     (ff) "Motor Vehicles" shall mean all trucks, trailers, tractors, service vehicles, automobiles and other registered mobile equipment, in each case, to the extent that Section 9-311 of the Code provides that a perfected security interest may not be obtained therein through the filing of a financing statement.

     (gg) "Negotiable Collateral" means letters of credit, letter of credit rights, instruments, promissory notes, drafts and documents (as that term is defined in the Code).

     (hh) "Obligations" has the meaning specified therefor in the Financing Agreement.

     (ii) "Parent" has the meaning specified therefor in the preamble to this Agreement.

     (jj) "Patents" means patents and patent applications, including the patents and patent applications listed on Schedule 6.01(w) of the Financing Agreement and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor's rights corresponding thereto throughout the world.

     (kk) "Patent Security Agreement" means each Patent Security Agreement among Grantors, or any of them, and Collateral Agent, for the benefit of the Lender Group, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Collateral Agent, for the benefit of the Lender Group, a security interest in all their respective Patents.

     (ll) "Permitted Liens" has the meaning specified therefor in the Financing Agreement.

     (mm)  "Person"  has  the  meaning  specified   therefor  in  the  Financing
Agreement.

     (nn) "Pledged Companies" means, each Person listed on Schedule 2 hereto as a "Pledged Company", together with each other Person, all or a portion of whose Capital Stock, is acquired or otherwise owned by a Grantor after the Effective Date.

     (oo) "Pledged Interests" means all of each Grantor's right, title and interest in and to all of the Capital Stock now or hereafter owned by such Grantor, regardless of class or designation, including, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Capital Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Capital Stock be registered in the name of Collateral Agent or any of its nominees, the right to receive any certificates representing any of the Capital Stock and the right to require that such certificates be delivered to Collateral Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

     (pp) "Pledged Interests Addendum" means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.



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     (qq) "Pledged  Operating  Agreements"  means all of each Grantor's  rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

     (rr) "Pledged Partnership Agreements" means all of each Grantor's rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

     (ss) "Proceeds" has the meaning specified therefor in Section 2.

     (tt) "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

     (uu) "Records" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

     (vv) "Security Interest" has the meaning specified therefor in Section 2.

     (ww) "Secured Obligations" has the meaning specified in the recitals to this Agreement.

     (xx) "Securities Account" means a securities account (as that term is defined in the Code).

     (yy) "Supporting Obligations" means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property.

     (zz) "Trademarks" means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on
Schedule 6.01(w) of the Financing Agreement and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor's business symbolized by the foregoing and connected therewith, and (v) all of each Grantor's rights corresponding thereto throughout the world.

     (aaa) "Trademark Security Agreement" means each Trademark Security Agreement among Grantors, or any of them, and Collateral Agent, for the benefit of the Lender Group, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Collateral Agent, for the benefit of the Lender Group, a security interest in all their respective Trademarks.

     (bbb) "URL" means "uniform resource locator," an internet web address.

     2. Grant of Security.

     (a) Each Grantor, in order to secure the prompt payment of all of the Secured Obligations (other than the Term Loan Obligations), hereby unconditionally, grants, assigns and pledges to Collateral Agent, for the benefit of the Revolving Loan Lenders, Collateral Agent, and Administrative Agent, a continuing security interest in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor's right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the "Collateral"):

     (i) all of such Grantor's Accounts;



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     (ii) all of such Grantor's Books;

     (iii) all of such Grantor's Chattel Paper;

     (iv) all of such Grantor's interest with respect to any Deposit Account;

     (v) all of such Grantor's Equipment and Fixtures;

     (vi) All of such Grantor's General Intangibles;

     (vii) all of such Grantor's Inventory;

     (viii) all of such Grantor's Investment Related Property;

     (ix) all of such Grantor's Negotiable Collateral;

     (x) all of such Grantor's rights in respect of Supporting Obligations;

     (xi) all of such Grantor's interest with respect to any Commercial Tort Claims;

     (xii) all of such Grantor's money, cash and Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Collateral Agent or any other member of the Lender Group;

     (xiii) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the "Proceeds"). Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Collateral Agent from time to time with respect to any of the Investment Related Property.

Anything contained in this Agreement to the contrary notwithstanding, the term "Collateral" (and any defined term used therein) shall not include:

     (A) any contract, lease, permit, license, charter, or license agreement covering real or personal property of any Grantor if (x) under the terms of such contract, lease, permit, license, charter, or license agreement, or applicable law with respect thereto, the grant of a security interest or Lien therein or collateral assignment of rights, warranties or interests therein, requires the consent of the other party to such contract, lease, permit, license, charter or license agreement or is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter, or license agreement, and (y) such prohibition has not been waived or the consent thereto of the other party to such contract, lease, permit, license, charter, or license agreement has not been obtained; provided, that the foregoing exclusion (1) shall not apply if any described prohibition is unenforceable under Section 9-406, 9-407, or 9-408 of the Code or other applicable law, (2) shall not apply when such prohibition is no longer in effect, and (3) shall not limit, impair, or otherwise affect


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Collateral Agent's continuing security interests in and Liens upon any rights or interests of any Grantor in or to (I) monies due or to become due under any described contract, lease, permit, license, charter, or license agreement (including any Accounts), or (II) any proceeds from the sale, license, lease, or other disposition of any such contract, lease, permit, license, charter, or license agreement;

     (B) any property (and any accessions, fixtures, and attachments thereto) that is purchased or acquired with proceeds of, and subject to a Lien in favor of the provider of, purchase money Indebtedness permitted to be incurred under the Financing Agreement or Capitalized Lease Obligations permitted to be incurred under the Financing Agreement, to the extent that (x) the contract evidencing such purchase money Indebtedness or Capitalized Lease Obligations, as the case may be, expressly prohibits the grant of a security interest or Lien (other than the security interest or Lien securing such purchase money Indebtedness or Capitalized Lease Obligations) on such property (and any accessions, fixtures, and attachments thereto), and (y) such prohibition has not been waived or the consent of the provider of such purchase money Indebtedness or Capitalized Lease Obligations has not been obtained; provided, that the foregoing exclusion (1) shall not apply when such prohibition is no longer in effect, and (2) shall not limit, impair, or otherwise affect the Collateral Agent's continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such goods (and any accessions, fixtures, and attachments thereto), to the extent not covered, or to the extent permitted if covered, by the Lien securing such purchase money Indebtedness or Capitalized Lease Obligations;

     (C) any "intent to use" trademark or service mark application contained in General Intangibles if granting a security interest therein is deemed to invalidate, void, cancel, or abandon such application; provided, that the foregoing exclusion (x) shall not apply when the granting of a security interest in such application is no longer deemed to invalidate, void, cancel, or abandon such application, and (y) shall not limit, impair, or otherwise affect Collateral Agent's continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds from the sale, license, lease, or other dispositions of any such application;

     (D) voting Capital Stock of any Subsidiary of a Grantor that is a CFC, solely to the extent that (x) such Capital Stock represents more than 65% of the outstanding voting Capital Stock of such Subsidiary, and (y) hypothecating more than 65% of the total outstanding voting Capital Stock of such Subsidiary could reasonably be expected to result in material adverse tax consequences; provided, that (1) immediately upon the amendment of the IRC to allow for the pledge of a greater percentage of voting Capital Stock in such Subsidiary without material adverse tax consequences, such pledge shall include such greater percentage of voting Stock of such Subsidiary from that time forward, and (2) the foregoing exclusion shall in no way be construed to limit, impair, or otherwise affect Agent's continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds from the sale or other disposition of any such Capital Stock; or

     (E) any Deposit Accounts (and the funds on deposit from time to time therein) that are zero balance employee benefit, payroll, fiduciary or trust accounts; or

     (F) Motor Vehicles.

     (b) Each Grantor, in order to secure the prompt payment of all of the Secured Obligations (other than the Revolving Loan Obligations), hereby grants to Collateral Agent, for the benefit of the Term Loan Lenders, Collateral Agent, and Administrative Agent, a continuing security interest in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor's right, title, and interest in and to the Collateral, whether now owned or hereafter acquired or arising and wherever located.

     (c) This Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Lender Group, or any of them, but for the fact that they


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are  unenforceable  or  not  allowable  due to the  existence  of an  Insolvency
Proceeding involving any Grantor.

     3. Grantors Remain Liable. Anything herein to the contrary notwithstanding,
(a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and
(c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Financing Agreement, or other Loan Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Financing Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Collateral Agent shall notify the applicable Grantor of Collateral Agent's exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

     4. Representations and Warranties. Each Grantor hereby represents and warrants as follows:

     (a) As of the Effective Date, the exact legal name of each of the Grantors is set forth on the signature pages of this Agreement.

     (b) Schedule 6.01(o) of the Financing Agreement sets forth all Real Property owned by Grantors as of the Effective Date.

     (c) As of the Effective Date, no Grantor has any interest in, or title to, any registered Copyrights, Intellectual Property Licenses, material Patents, or material Trademarks except as set forth on Schedule 6.01(w) of the Financing Agreement. This Agreement is effective to create a valid and continuing Lien on such United States Copyrights, Intellectual Property Licenses, United States Patents and United States Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 3 hereto, all action necessary or desirable to protect and perfect the Collateral Agent's Liens on each Grantor's United States Patents, United States Trademarks, or United States Copyrights has been taken and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor.

     (d) This Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Lender Group, in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Collateral Agent, as secured party, in the jurisdictions listed next to such Grantor's name on Schedule 3 attached hereto. Upon the making of such filings, Collateral Agent shall have a first priority (subject to Permitted Liens) perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement.

     (e) (i) Except for the Liens created hereby, each Grantor is and will at all times be, subject to the right to dispose of the same in accordance with the terms of the Financing Agreement, the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 2 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Effective Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Capital Stock of the Pledged Companies of such Grantor identified on Schedule 2 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Collateral Agent as provided herein; (iv) all actions necessary or desirable to perfect, establish the first priority (subject to Permitted Liens) of, or otherwise protect, Collateral Agent's Liens in the Investment Related Collateral, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Collateral Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 3 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and/or (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (iv) each Grantor has delivered to and deposited with Collateral Agent (or, with respect to any Pledged Interests created or obtained after the Effective Date, will deliver and deposit in accordance with Sections 6 and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

     (f) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Lien by such Grantor on the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor except (x) as have been obtained or made and are in full force and effect, (y) filings necessary to perfect the Liens created hereby, and (z) those the failure to obtain, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

     5. [Intentionally Omitted]

     6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Collateral Agent and the Lender Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with
Section 22 hereof:

     (a) Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Collateral Agent's Liens is dependent on or enhanced by possession, the applicable Grantor, immediately upon the request of Collateral Agent and in accordance with Section 8 hereof, shall execute such other documents and instruments as shall be requested by Collateral Agent or, if applicable (subject to any limitations on delivery set forth in any other subclause of this Section
6), endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Collateral Agent, together with such undated powers endorsed in blank as shall be requested by Collateral Agent;

     (b) Chattel Paper.

     (i) Each Grantor shall take all steps reasonably necessary to grant Collateral Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; provided that Grantors shall have no obligation to comply with this Section 6(b)(i) until the aggregate value of electronic Chattel Paper in which Grantors have an interest exceeds $50,000;

     (ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Financing Agreement), promptly upon the request of Collateral Agent, such Chattel Paper and instruments shall be marked with the following legend:
"This writing and the obligations evidenced or secured hereby are subject to the Liens of Ableco Finance LLC, as Collateral Agent for the benefit of the Lender Group "; provided that Grantors shall have no obligation to comply with this
Section 6(b)(ii) or to deliver Chattel Paper or instruments to Collateral Agent until the aggregate value of Chattel Paper or instruments in which Grantors have an interest exceeds $50,000;

     (c) Control Agreements.

     (i) Except to the extent otherwise permitted by the Financing Agreement, each Grantor shall obtain an authenticated Control Agreement, from each bank holding a Deposit Account for such Grantor;

     (ii) Except to the extent otherwise permitted by the Financing Agreement, each Grantor shall obtain authenticated Control Agreements, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

     provided that anything to the contrary contained herein or in the other Loan Documents notwithstanding, (A) the Grantors need not deliver Control Agreements with respect to Deposit Accounts of the type described in Section 2(a)(E); (B) the Grantors need not deliver Control Agreements for Deposit Accounts of any Grantor maintained as of the date hereof in any jurisdiction other than the United States (or any state or other political subdivision thereof) other than (x) the Deposit Account of the German Guarantor with account number 396695900 located at Deutsche Bank; and (y) the Deposit Account(s) of the Canadian Guarantor with account numbers 1029263 and 4006433 located at the Royal Bank of Canada (the "RBC Operating Accounts"); (B) with respect to the Securities Account with account number 2583439844 located at Merrill Lynch, the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to such account or withhold any withdrawal rights from such Grantor with respect to such funds from time to time credited to such Securities Account or give any notice of sole or exclusive control over such Securities Account unless an Event of Default shall have occurred and be continuing; (C) with respect to the RBC Operating Accounts, all funds in excess of $3,000,000 therein shall be sent by wire transfer or Automated Clearing House, Inc. payment to the Payment Office to be credited to the Administrative Agent's Account for application at the end of each Business Day to reduce the then principal balance of the Revolving Loans, conditional upon final payment to the Administrative Agent.

     (d) Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within 15 days after becoming a beneficiary), notify Collateral Agent thereof and, upon the reasonable request by Collateral Agent, use its commercially reasonable efforts to into a tri-party agreement with Collateral Agent and the issuer or confirmation bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Collateral Agent and directing all payments thereunder to Collateral Agent's Account, all in form and substance reasonably satisfactory to Collateral Agent; provided that no

Grantors shall have no obligation to comply with this Section 6(d) until the aggregate face amount of all letters of credit for which any Grantor is or becomes a beneficiary of exceeds $50,000;

     (e) Commercial Tort Claims. Each Grantor shall promptly (and in any event within 15 days of receipt thereof), notify Collateral Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim involving a claim in excess of $250,000 after the date hereof against any third party and, upon request of Collateral Agent, promptly amend Schedule 1 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Collateral Agent to give Collateral Agent a first priority (subject to Permitted Liens), perfected security interest in any such Commercial Tort Claim;

     (f) Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within 15 days of the creation thereof) notify Collateral Agent thereof in writing and execute any instruments or take any steps reasonably required by Collateral Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Collateral Agent, for the benefit of the Lender Group, and notice thereof given under the Assignment of Claims Act or other applicable law; provided that Grantors shall not be required to comply with this Section 6(f) with respect to any contract if the aggregate annual revenue arising thereunder during the most recently ended Fiscal Year of the Parent was less than $50,000;

     (g) Intellectual Property.

     (i) Upon the reasonable request of Collateral Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Collateral Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to evidence Collateral Agent's Lien on such Grantor's Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

     (ii) Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of such Grantor's business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the material Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the material Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor's material Copyrights, Intellectual Property Licenses, material Trademarks, and material Patents, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor in accordance with Section 12.04 of the Financing Agreement. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor's business without the prior written consent of Collateral Agent;

     (iii) Grantors acknowledge and agree that the Lender Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower and shall be chargeable to the Loan Account pursuant to Section 4.02 of the Financing Agreement;

     (iv) In no event shall such Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office without giving Collateral Agent prior written notice thereof or any Patent or Trademark with the United States Patent and Trademark Office without giving Collateral Agent written notice thereof promptly thereafter. Promptly upon any such filing, each Grantor shall comply with Section 6(g)(i) hereof;

     (h) Investment Related Property.

     (i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the Effective Date, it shall promptly (and in any event within 15 days of receipt thereof) deliver to Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

     (ii) All sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Collateral Agent segregated from such Grantor's other property, and such Grantor shall deliver it forthwith to Collateral Agent in the exact form received;

     (iii) [intentionally omitted];

     (iv) Such Grantor shall not make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests, in each case, that would materially adversely affect the rights of Collateral Agent and the other members of the Lender Group or the value of the applicable Collateral other than pursuant to the Loan Documents;

     (v) Each Grantor agrees that it will use commercially reasonable efforts upon the reasonable request of the Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Collateral Agent's Liens on the Investment Related Property or any sale or transfer thereof;

     (vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account unless simultaneously therewith the securities intermediary and such Grantor shall have executed and delivered a Control Agreement in favor of the Collateral Agent. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

     (i) [Intentionally Omitted];

     (j) [Intentionally Omitted]; and

     (k) Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within 15 days of acquiring or obtaining such Collateral) notify Collateral Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the

Code), promissory notes (as defined in the Code), or instruments (as defined in the Code), or (ii) any amount in excess of $50,000 payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments, and, in each such case upon the request of Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents, promissory notes, or instruments in accordance with Section 6 hereof, or do such other acts or things deemed necessary or desirable by Collateral Agent to protect Collateral Agent's Liens therein.

     7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

     (a) Financing Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Financing Agreement, such provision of the Financing Agreement shall control.

     (b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Collateral Agent hereunder.

     8. Further Assurances.

     (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Collateral Agent may reasonably request, in order to perfect and protect Collateral Agent's Liens granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

     (b) Each Grantor authorizes the filing by Collateral Agent of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Collateral Agent such other instruments or notices, as may be necessary or as Collateral Agent may reasonably request, in order to perfect and preserve the Liens granted or purported to be granted hereby.

     (c) Each Grantor authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction. The Collateral Agent agree to, upon the reasonable request of the Borrower, furnish copies of such filings to the extent available.

     (d) Each Grantor hereby further authorizes Collateral Agent to make filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and Collateral Agent, as secured party. Collateral Agent agrees to, upon the reasonable request of the Borrower, furnish copies of such filings to the extent available.

     (e) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Collateral Agent, subject to such Grantor's rights under
Section 9-509(d)(2) of the Code.

     9. Collateral Agent's Right to Perform Contracts. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could. The reasonable expenses of Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

     10. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Financing Agreement, to take any action and to execute any instrument which Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

     (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Collateral Agent;

     (c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

     (d) to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

     (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

     (f) subject to pre-existing rights and licenses, to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral; and

     (g) subject to pre-existing rights and licenses, Collateral Agent on behalf of the Lender Group shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Collateral Agent in aid of such enforcement.

     To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

     11. Collateral Agent May Perform. If any of Grantors fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

     12. Collateral Agent's Duties. The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent's interest in the Collateral, for the benefit of the Lender Group, and shall not impose any duty upon Collateral Agent to exercise any such powers. Except for the safe custody of any

Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

     13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, Collateral Agent or Collateral Agent's designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Collateral Agent, for the benefit of the Lender Group, or that Collateral Agent has a security interest therein, and
(b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Loan Documents.

     14. Disposition of Pledged Interests by Collateral Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Collateral Agent has handled the disposition in a commercially reasonable manner.

     15. Voting Rights.

     (a) Upon the occurrence and during the continuation of an Event of Default,
(i) Collateral Agent may, at its option, and with 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Collateral Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Collateral Agent, such Grantor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable until this Agreement is terminated.

     (b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Collateral Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Collateral Agent and the other members of the Lender Group, the value of the Pledged Interests, or that would be inconsistent with or result in any violation of any provision of the Financing Agreement or any other Loan Document.

     16. Remedies. Upon the occurrence and during the continuance of an Event of
Default:

     (a) Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of
Section 9-611 of the Code. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Subject to pre-existing rights and licenses that are permitted under the Financing Agreement, Collateral Agent is hereby granted a non-exclusive license or other right to use, without liability for royalties or any other charge, each Grantor's labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent.

     (c) Any cash held by Collateral Agent as Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Financing Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

     (d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing. Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Collateral Agent.

     17. Remedies Cumulative. Each right, power, and remedy of Collateral Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Agent of any or all such other rights, powers, or remedies.

     18. Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

     19. [Intentionally Omitted]

     20. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Collateral Agent and each of Grantors to which such amendment applies.

     21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Agent at its address specified in Section 12.01 of the Financing Agreement, and to any of the Grantors at their respective addresses specified in the Financing Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

     22. Continuing Security Interest: Assignments under Financing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in cash in accordance with the provisions of the Financing Agreement and the Commitments have expired or have been terminated, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Collateral Agent, and its successors, transferees and permitted assigns. Without limiting the generality of the foregoing clause (c), any the Lender may, in accordance with the provisions of
Section 12.07 of the Financing Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Financing Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such the Lender herein or otherwise. Upon payment in full in cash of the Obligations in accordance with the provisions of the Financing Agreement and the expiration or termination of the Commitments, the Liens granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Collateral Agent will execute and deliver such documents and termination statements to terminate such Liens as such Grantor reasonably requests to evidence such termination. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Financing Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Collateral Agent nor any additional Advances or other loans made by any the Lender to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Collateral Agent, nor any other act of the Lender Group, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Collateral Agent in accordance with the provisions of the Financing Agreement. Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent and then only to the extent therein set forth. A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion.

     23. GOVERNING LAW; CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE; WAIVER OF JURY TRIAL, ETC.

     (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES, AND DOCUMENTS IN ANY SUIT, ACTION, OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS BY THE MAILING (BY REGISTERED MAIL OR CERTIFIED MAIL, POSTAGE PREPAID) OR DELIVERING OF A COPY OF SUCH PROCESS TO SUCH PARTY, AT SUCH PARTY'S ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01 OF THE FINANCING AGREEMENT. THE PARTIES HERETO AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST SUCH PARTY IN ANY OTHER JURISDICTION. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     (c) EACH GRANTOR, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GRANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION,

PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GRANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

     24. New Subsidiaries. Pursuant to Section 7.01(b) of the Financing Agreement, any new direct or indirect Subsidiary (whether by acquisition or creation) of Grantor is required to enter into this Agreement by executing and delivering in favor of Collateral Agent a supplement to this Agreement in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

     25. Collateral Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Collateral Agent" shall be a reference to Collateral Agent, for the benefit of the Lender Group.

     26. Miscellaneous.

     (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

     (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

     (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

     (e) Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

     IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

                                      GRANTORS:

                                      PRG-SCHULTZ INTERNATIONAL, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRG-SCHULTZ USA, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRG-SCHULTZ CANADA, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      THE PROFIT RECOVERY GROUP MEXICO, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary


                                      PRG-SCHULTZ PUERTO RICO, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      THE PROFIT RECOVERY GROUP COSTA RICA,
                                      INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary

                                      GRANTORS:

                                      PRG-SCHULTZ CHILE, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRG INTERNATIONAL, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRGFS, INC.,
                                      a Delaware corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRGTS, LLC,
                                      a Georgia limited liability company


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      HS&A ACQUISITION - UK, INC.,
                                      a Texas corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRG-SCHULTZ AUSTRALIA, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary

                                      GRANTORS:

                                      PRG-SCHULTZ BELGIUM, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      THE PROFIT RECOVERY GROUP
                                      GERMANY, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRG-SCHULTZ FRANCE, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      THE PROFIT RECOVERY GROUP NETHERLANDS,
                                      INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      THE PROFIT RECOVERY GROUP NEW ZEALAND,
                                      INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRG-SCHULTZ SCANDINAVIA, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary

                                      GRANTORS:

                                      PRG-SCHULTZ PORTUGAL, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRG-SCHULTZ SWITZERLAND, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      THE PROFIT RECOVERY GROUP ITALY, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      THE PROFIT RECOVERY GROUP SPAIN, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      THE PROFIT RECOVERY GROUP ASIA, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      THE PROFIT RECOVERY GROUP SOUTH AFRICA,
                                      INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRG-SCHULTZ JAPAN, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary

                                      GRANTORS:

                                      PRG-SCHULTZ EUROPE, INC.,
                                      a Georgia corporation


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary



                                      PRG-SCHULTZ PUERTO RICO,
                                      a Puerto Rico partnership


                                      By:  /s/ C. McKellar, Jr.
                                         ---------------------------------------
                                      Name: Clinton McKellar, Jr.
                                      Title: Senior Vice President,
                                             General Counsel & Secretary

                                      COLLATERAL AGENT:

                                      ABLECO FINANCE LLC, a Delaware limited
                                      liability company, as Collateral Agent

                                      By:  /s/ Eric Miller
                                         ---------------------------------------
                                      Name:  Eric Miller
                                      Title: Senior Vice President

                                   SCHEDULE 1


                             COMMERCIAL TORT CLAIMS

  [include specific case caption or description per Official Code Comment 5 to
                           Section 9-108 of the Code]

                                   SCHEDULE 1


                                PLEDGED COMPANIES


-------------------------------- ------------------------------- ------------------ --------------- ----------------- --------------
                                                                     NUMBER OF         CLASS OF      PERCENTAGE OF     CERTIFICATE
        NAME OF PLEDGOR             NAME OF PLEDGED COMPANY        SHARES/UNITS       INTERESTS       CLASS OWNED         NOS.
-------------------------------- ------------------------------- ------------------ --------------- ----------------- --------------

                                   SCHEDULE 3



              LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS



         Grantor                            Jurisdictions

                          ANNEX 1 TO SECURITY AGREEMENT
                               FORM OF SUPPLEMENT

     Supplement No. ____ (this "Supplement") dated as of _______________, 200__, to the Security Agreement dated as of March 17, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, "Grantors" and each individually "Grantor") and ABLECO FINANCE LLC, in its capacity as Collateral Agent for the Lender Group (together with its successors, "Collateral Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Financing Agreement dated as of March 17, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the "Financing Agreement") among PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation ("Parent"), PRG-SCHULTZ USA, INC., a Georgia corporation (the "Borrower"), each Subsidiary of Parent listed as a "Guarantor" on the signatures pages thereto (such Subsidiaries, together with the Parent, each individually a "Guarantor", and individually and collectively, jointly and severally, the "Guarantors"), the lenders that are from time to time parties thereto (each a "Lender" and, collectively, the "Lenders"), Collateral Agent, and The CIT Group/Business Credit, Inc., a New York corporation, as administrative agent for the Lender Group, the Lender Group is willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Financing Agreement; and

     WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender Group to make certain financial accommodations to Borrower; and

     WHEREAS, pursuant to Section 7.01(b) of the Financing Agreement, new direct or indirect Subsidiaries of Borrower, must execute and deliver certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Supplement in favor of Collateral Agent, for the benefit of the Lender Group;

     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

     1. In  accordance  with  Section  24 of the  Security  Agreement,  each New
Grantor, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, (i) each New Grantor, as security for the payment and performance in full of the Secured Obligations (other than the Term Loan Obligations), does hereby grant, assign, and pledge to Collateral Agent, for the benefit of the Revolving Loan Lenders, Collateral Agent, and Administrative Agent, a security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of such Secured Obligations, and (ii) each New Grantor, as security for the payment and performance in full of the Secured Obligations (other than the Revolving Loan Obligations), does hereby grant, assign, and pledge to Collateral Agent, for the benefit of the Term Loan Lenders, Collateral Agent, and Administrative Agent, a security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of such Secured Obligations.
Schedule 6.01(w), "Intellectual Property", attached hereto shall be made a part of the Security Agreement for all purposes of the Security Agreement. Schedule 1, "Commercial Tort Claims", Schedule 2, "Pledged Companies" and Schedule 3, "List of Uniform Commercial Code Filing Jurisdictions", attached hereto supplement Schedule 1, Schedule 2, and Schedule 3 respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

     2. Each New Grantor represents and warrants to Collateral Agent and the Lender Group that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     5. This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each New Grantor and Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:                         [NAME OF NEW GRANTOR]



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      [NAME OF NEW GRANTOR]



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

AGENT: ABLECO FINANCE LLC, a Delaware limited liability company, as Collateral Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT A

                          COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT (this "Copyright Security Agreement") is made this ___ day of ___________, 200__, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and ABLECO FINANCE LLC, a Delaware limited liability company, in its capacity as Collateral Agent for the Lender Group (together with its successors, the "Collateral Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, pursuant to that certain Financing Agreement dated as of March 17, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the "Financing Agreement") among PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation ("Parent"), PRG-SCHULTZ USA, INC., a Georgia corporation (the "Borrower"), each Subsidiary of Parent listed as a "Guarantor" on the signatures pages thereto (such Subsidiaries, together with the Parent, each individually a "Guarantor", and individually and collectively, jointly and severally, the "Guarantors"), the lenders that are from time to time parties thereto (each a "Lender" and, collectively, the "Lenders"), Collateral Agent, and The CIT Group/Business Credit, Inc., a New York corporation, as administrative agent for the Lender Group, the Lender Group is willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

     WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Financing Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Lender Group, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Lender Group, this Copyright Security Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Financing Agreement.

     2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.

     (a) Each Grantor, in order to secure the prompt payment of all of the Secured Obligations (other than the Term Loan Obligations), hereby grants to Collateral Agent, for the benefit of the Revolving Loan Lenders, Collateral Agent, and Administrative Agent, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Copyright Collateral"):

     (i) all of such Grantor's Copyrights and Intellectual Property Licenses relating to Copyrights to which it is a party including those referred to on
Schedule I hereto;

     (ii) all reissues, continuations or extensions of the foregoing; and

     (iii) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

     (b) Each Grantor, in order to secure the prompt payment of all of the Secured Obligations (other than the Revolving Loan Obligations), hereby grants to Collateral Agent, for the benefit of the Term Loan Lenders, Collateral Agent, and Administrative Agent, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the Copyright Collateral, whether presently existing or hereafter created or acquired.

     (c) This Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. Grantors shall give Collateral Agent prompt notice in writing of any additional United States copyright registrations or applications therefor as provided in the Security Agreement. Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending
Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

     6. CONSTRUCTION. Unless the context of this Copyright Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Copyright Security Agreement or any other Loan Document refer to this Copyright Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Copyright Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.



                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------





                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------


                                      ACCEPTED AND ACKNOWLEDGED BY:

                                      ABLECO FINANCE LLC, a Delaware limited
                                      liability company, as Collateral Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------

                                   SCHEDULE I
                                       TO
                          COPYRIGHT SECURITY AGREEMENT

                             COPYRIGHT REGISTRATIONS

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        GRANTOR                  COUNTRY               COPYRIGHT            REGISTRATION NO.      REGISTRATION DATE
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


                                                COPYRIGHT LICENSES

                                    EXHIBIT B

                            PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this ___ day of ___________, 200__, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and ABLECO FINANCE LLC, a Delaware limited liability company, in its capacity as collateral agent for the Lender Group (together with its successors, "Collateral Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, pursuant to that certain Financing Agreement dated as of March 17, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the "Financing Agreement") among PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation ("Parent"), PRG-SCHULTZ USA, INC., a Georgia corporation (the "Borrower"), each Subsidiary of Parent listed as a "Guarantor" on the signatures pages thereto (such Subsidiaries, together with the Parent, each individually a "Guarantor", and individually and collectively, jointly and severally, the "Guarantors"), the lenders that are from time to time parties thereto (each a "Lender" and, collectively, the "Lenders"), Collateral Agent, and The CIT Group/Business Credit, Inc., a New York corporation, as administrative agent for the Lender Group, the Lender Group is willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

     WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrower as provided for in the Financing Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Lender Group, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Lender Group, this Patent Security Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Financing Agreement.

     2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.

     (a) Each Grantor, in order to secure the prompt payment of all of the Secured Obligations (other than the Term Loan Obligations), hereby grants to Collateral Agent, for the benefit of the Revolving Loan Lenders, Collateral Agent, and Administrative Agent, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Patent Collateral"):

     (i) all of its Patents and Intellectual Property Licenses relating to Patents to which it is a party including those referred to on Schedule I hereto;

     (ii) all reissues, continuations or extensions of the foregoing; and

     (iii) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

     (b) Each Grantor, in order to secure the prompt payment of all of the Secured Obligations (other than the Revolving Loan Obligations), hereby grants to Collateral Agent, for the benefit of the Term Loan Lenders, Collateral Agent, and Administrative Agent, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the Patent Collateral, whether presently existing or hereafter created or acquired.

     (c) This Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Collateral Agent with respect to any such new patent rights as provided in the Security Agreement. Without limiting Grantors' obligations under this Section 5, Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending
Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend
Schedule I shall in any way affect, invalidate or detract from Collateral Agent's continuing security interest in all Collateral, whether or not listed on
Schedule I.

     5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

     6. CONSTRUCTION. Unless the context of this Patent Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Patent Security Agreement or any other Loan Document refer to this Patent Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.




                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------





                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------

                                      ACCEPTED AND ACKNOWLEDGED BY:

                                      ABLECO FINANCE LLC, a Delaware limited
                                      liability, as Collateral Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------

                                    EXHIBIT C

                           PLEDGED INTERESTS ADDENDUM


     This Pledged Interests Addendum, dated as of _________ ___, 20___, is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of March 17, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), made by the undersigned, together with the other Grantors named therein, to Ableco Finance LLC, a Delaware limited liability company, as Collateral Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement. The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Collateral Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a "Pledged Company" under the Security Agreement, each with the same force and effect as if originally named therein.

     The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.




                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------

-------------------------------- ------------------------------ ------------------ ---------------- ----------------- --------------
                                                                    NUMBER OF         CLASS OF       PERCENTAGE OF     CERTIFICATE
        NAME OF PLEDGOR             NAME OF PLEDGED COMPANY       SHARES/UNITS        INTERESTS       CLASS OWNED         NOS.
-------------------------------- ------------------------------ ------------------ ---------------- ----------------- --------------

                                    EXHIBIT D

                          TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement") is made this ___ day of ___________, 200__, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and ABLECO FINANCE LLC, a Delaware limited liability company, in its capacity as Collateral Agent for the Lender Group (together with its successors, "Collateral Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Financing Agreement dated as of March 17, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the "Financing Agreement") among PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation ("Parent"), PRG-SCHULTZ USA, INC., a Georgia corporation (the "Borrower"), each Subsidiary of Parent listed as a "Guarantor" on the signatures pages thereto (such Subsidiaries, together with the Parent, each individually a "Guarantor", and individually and collectively, jointly and severally, the "Guarantors"), the lenders that are from time to time parties thereto (each a "Lender" and, collectively, the "Lenders"), Collateral Agent, and The CIT Group/Business Credit, Inc., a New York corporation, as administrative agent for the Lender Group, the Lender Group is willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

     WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Financing Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of Lender Group, that certain Security Agreement dated of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of Lender Group, this Trademark Security Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Financing Agreement.

     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.

     (a) Each Grantor, in order to secure the prompt payment of all of the Secured Obligations (other than the Term Loan Obligations), hereby grants to Collateral Agent, for the benefit of the Revolving Loan Lenders, Collateral Agent, and Administrative Agent, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

     (i) all of its Trademarks and Intellectual Property Licenses relating to Trademarks to which it is a party including those referred to on Schedule I hereto;

     (ii) all reissues, continuations or extensions of the foregoing; and

     (iii) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

     (b) Each Grantor, in order to secure the prompt payment of all of the Secured Obligations (other than the Revolving Loan Obligations), hereby grants to Collateral Agent, for the benefit of the Term Loan Lenders, Collateral Agent, and Administrative Agent, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the Trademark Collateral, whether presently existing or hereafter created or acquired.

     (c) Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Collateral Agent with respect to any such new trademarks or renewal or extension of any trademark registration as provided in the Security Agreement. Without limiting Grantors' obligations under this Section 5, Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend
Schedule I shall in any way affect, invalidate or detract from Collateral Agent's continuing security interest in all Collateral, whether or not listed on
Schedule I.

     5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

     6. CONSTRUCTION. Unless the context of this Trademark Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Trademark Security Agreement or any other Loan Document refer to this Trademark Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

                            [signature page follows]

     IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.



                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------






                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------


                                      ACCEPTED AND ACKNOWLEDGED BY:

                                      ABLECO FINANCE LLC, a Delaware limited
                                      liability company, as Collateral Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                         ---------------------------------------
                                      Title:
                                         ---------------------------------------

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT

                      TRADEMARK REGISTRATIONS/APPLICATIONS

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                             APPLICATION/
        GRANTOR                  COUNTRY                  MARK             REGISTRATION NO.         APP/REG DATE
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                   TRADE NAMES



                              COMMON LAW TRADEMARKS



                         TRADEMARKS NOT CURRENTLY IN USE



                               TRADEMARK LICENSES